BUSINESS COMBINATIONS (Tables)	12 Months Ended
Dec. 31, 2022
BUSINESS COMBINATIONS
schedule of fair value of the assets acquired and liabilities
	Advantech	BCS	STS
Consideration Paid:	April 23, 2021	May 31, 2021	September 1, 2021
Cash	$1,800,000	$100,000	$1,500,000
Common stock	500,000	25,000	500,000
	$2,300,000	$125,000	$2,000,000

Fair values of identifiable assets acquired and liabilities assumed:

Assets acquired:
Cash	$26,944	$5,120	$150,000
Other current asset	-	-	35,223
Right of Use - Lease	-	-	-
Fixed Assets	9,875	-	32,000
Customer relationships	1,476,630	100,000	1,606,805
Total assets acquired	$1,513,449	$105,120	$1,824,028

Liabilities assumed:
Due to Seller	-	-	-
Accrued Liability	11,185	-	-
Deferred revenue	-	-	-
Lease Liability	-	-	-
Total liabilities assumed	$11,185	$-	$-

Net assets acquired	$1,502,264	$105,120	$1,824,028

Goodwill	$797,736	$19,880	$175,972